SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


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                                    FORM 8-K
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                                 Current Report

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): December 2, 1996

                        Commission File Number: 333-07601



                               FRD AQUISITION CO.

               (Exact Name of Registrant as Specified in Charter)


   DELAWARE                                             13-3487402
   (State or Other Jurisdiction                         (I.R.S. Employer
   of Incorporation or Organization)                    Identification No.)

   203 EAST MAIN STREET                                 29319-9966
   SPARTANBURG, SOUTH CAROLINA                          (Zip Code)
   (Address of Principal Executive Offices)


               Registrant's telephone number, including area code:
                                 (864) 597-8000


                                       N/A
          (Former name or former address, if changed since last report)


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Item 4. Changes In Registrant's Certifying Accountant

         The Registrant, a wholly owned subsidiary of Flagstar Corporation ("Flagstar"), has engaged Deloitte & Touche LLP ("D&T") as its principal independent auditors as of December 2, 1996. The Registrant was formed in 1996 to facilitate the May 23, 1996 acquisition by Flagstar of the Family Restaurant Division of Family Restaurants, Inc., which primarily operated Coco's and Carrows restaurants. In connection with the acquisition, the Registrant issued 12 1/2 % Series B Senior Notes due 2004 for which a registration statement under the Securities Act of 1933, as amended, has become effective (Registration Statement on Forms S-1 and S-4, dated September 6, 1996, No. 333-07601).

          In connection with such registration, KPMG Peat Marwick LLP ("KPMG"), the principal independent auditor for Family Restaurants, Inc., audited and rendered an independent auditors' report on the balance sheet of the Registrant as of May 22, 1996. KPMG's report did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During KPMG's audit of the referenced balance sheet and during the subsequent interim period preceding the engagement of D&T, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its report.

         The Audit Committee of Flagstar recommended the appointment of D&T, who also serves as the principal independent auditors for Flagstar, Flagstar Companies, Inc. (Flagstar's parent) and its subsidiaries.

         A copy of this report on Form 8-K has been delivered to KPMG, together with a request that KPMG furnish to the Registrant a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the statements made by the Registrant in this Report and, if not, stating the respects in which KPMG does not agree. A copy of the KPMG letter is attached as an exhibit to this Report.


Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

         16.0- Letter of KPMG Peat Marwick LLP as to change in Certifying Accountant




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FRD AQUISITION CO.



Date: December 6, 1996                        _____________________
                                              C. Robert Campbell
                                              Executive Vice President








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